Exhibit 99.2

CHARTER COMMUNICATIONS HOLDINGS, LLC

CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION

12405 Powerscourt Drive

St. Louis, MO 63131

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Kent D. Kalkwarf, the Chief Financial Officer of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kent D. Kalkwarf_________

Kent D. Kalkwarf

Chief Financial Officer

August 14, 2002